Commitments	3 Months Ended
Mar. 31, 2019
Commitments and Contingencies Disclosure [Abstract]
Commitments

NOTE 16 - Commitments

As of December 31, 2018, the Company’s significant commitments with unrelated parties and contingency are summarized as follows:

On June 20, 2018, the Company entered into a Cooperation Framework Agreement with Shenzhen Yihe Culture Media Co., Ltd. (“Yihe”), the authorized agent of Guangdong Tengnan Internet, pursuant to which Yihe will promote the development of strategic cooperation between the Company and Guangdong Tengnan Internet. Specifically, Yihe agreed to assist the Company with public relations and advertising, such as market and brand promotion, as well as brand recognition in China (excluding Hong Kong, Macao and Taiwan), including but not limited to news dissemination, creative planning and support of campaigns, financial public relations and internet advertising. More specifically, Yihe will help the Company develop a working application of the WeChat Pay payment solution as well as WeChat applets applicable for Chinese users and relating to cell phone and WiFi connectivity on airplanes, and Yihe will assist the Company in integrating other Tencent internet-based original product offerings. As compensation, the Company agreed to pay Yihe RMB 8 million (approximately US$1.2 million), with RMB 2,000,000 (approximately US$309,000) paid on June 29, 2018 and the remaining RMB 6,000,000 (approximately US$927,000) to be paid by August 15, 2018. However, the Company is currently working with Yihe to postpone the project as well as the remaining payment, although there can be no assurance that a postponement will be agreed upon on terms acceptable to the Company if at all.